Exhibit 24.1

POWER OF ATTORNEY

The undersigned officer and director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2015 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Jonathan E. Ramsden and Joanne C. Crevoiserat, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 30th day of March, 2015

/s/ ARTHUR C. MARTINEZ
Arthur C. Martinez

POWER OF ATTORNEY

The undersigned officer of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2015 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Joanne C. Crevoiserat, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 30th day of March, 2015

/s/ JONATHAN E. RAMSDEN
Jonathan E. Ramsden

POWER OF ATTORNEY

The undersigned officer of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2015 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Jonathan E. Ramsden, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 30th day of March, 2015

/s/ JOANNE C. CREVOISERAT
Joanne C. Crevoiserat

POWER OF ATTORNEY

The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2015 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Jonathan E. Ramsden and Joanne C. Crevoiserat, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 30th day of March, 2015

/s/ JAMES B. BACHMANN
James B. Bachmann

POWER OF ATTORNEY

The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2015 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Jonathan E. Ramsden and Joanne C. Crevoiserat, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 30th day of March, 2015

/s/ BONNIE R. BROOKS
Bonnie R. Brooks

POWER OF ATTORNEY

The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2015 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Jonathan E. Ramsden and Joanne C. Crevoiserat, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 30th day of March, 2015

/s/ TERRY L. BURMAN
Terry L. Burman

POWER OF ATTORNEY

The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2015 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Jonathan E. Ramsden and Joanne C. Crevoiserat, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 30th day of March, 2015

/s/ SARAH M. GALLAGHER
Sarah M. Gallagher

POWER OF ATTORNEY

The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2015 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Jonathan E. Ramsden and Joanne C. Crevoiserat, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 30th day of March, 2015

/s/ MICHAEL E. GREENLEES
Michael E. Greenlees

POWER OF ATTORNEY

The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2015 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Jonathan E. Ramsden and Joanne C. Crevoiserat, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 30th day of March, 2015

/s/ ARCHIE M. GRIFFIN
Archie M. Griffin

POWER OF ATTORNEY

The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2015 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Jonathan E. Ramsden and Joanne C. Crevoiserat, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 30th day of March, 2015

/s/ DIANE L. NEAL
Diane L. Neal

POWER OF ATTORNEY

The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2015 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Jonathan E. Ramsden and Joanne C. Crevoiserat, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 30th day of March, 2015

/s/ CHARLES R. PERRIN
Charles R. Perrin

POWER OF ATTORNEY

The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2015 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Jonathan E. Ramsden and Joanne C. Crevoiserat, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 30th day of March, 2015

/s/ STEPHANIE M. SHERN
Stephanie M. Shern

POWER OF ATTORNEY

The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2015 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Jonathan E. Ramsden and Joanne C. Crevoiserat, and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 30th day of March, 2015

/s/ CRAIG R. STAPLETON
Craig R. Stapleton